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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 PURSUANT SECTION 13 OF 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 APRIL 22, 2002
                                 DATE OF REPORT
                        (Date of Earliest Event Reported)


                             IMAGE WORLD MEDIA, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         COLORADO                                               84-1474940
----------------------------    ------------------------       -------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer of
       incorporation)                                        Identification No.)

                             43A TANJONG PAGAR ROAD
                                SINGAPORE 088464
                               -------------------
               (Address of principal executive offices (zip code))

                                  (65) 325-3470
                               (65) 225-2615 (FAX)
                              --------------------
              (Registrant's telephone number, including area code)




ITEM 5.  OTHER EVENT

The registrant has changed its corporate headquarters and executive offices to 43A Tanjong Pagar Road Singapore 088464. The phone number is (65) 325-3470 and the facsimile number is (65) 225-2615.


                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS CURRENT REPORT ON FORM 8-K TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


IMAGE WORLD MEDIA, INC.

By:      /s/ Mark Elenowitz
         -------------------
         Mark Elenowitz
         President

Dated:  April 22, 2002